Exhibit 99.1

1 This presentation contains “forward - looking statements” as deﬁned by the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. This presentation also includes express and implied forward - looking statements regarding the Company’s current expectations, estimates, opinions and beliefs that are not historical facts. Such forward - looking statements may be identiﬁed by words such as “believes,” “expects,” “endeavors,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “should” and “objective” and the negative and variations of such words and similar words. These statements are made on the basis of current knowledge and, by their nature, involve numerous assumptions and uncertainties. The Company cannot guarantee the accuracy, completeness, or reliability of statements made by third parties in this presentation, nor can it assure that any expectations, forecasts, or outcomes expressed by third parties will materialize. Nothing set forth herein should be regarded as a representation, warranty or prediction that we will achieve or are likely to achieve any particular future result. Actual results may diﬀer materially from those indicated in the forward - looking statements because the realization of those results is subject to many risks and uncertainties, including, without limitation, the risk of failing to realize the anticipated beneﬁts of the Company’s proposed digital asset treasury strategy, economic conditions, ﬂuctuations in the market price of ATH and other digital assets, the impact of the evolving regulatory environment on the Company’s business, the ability of the Company to execute on its digital asset treasury strategy and implications for shareholders and for the Company’s core business, the ability of the Aethir ecosystem to perform in a manner consistent with projections, receipt of shareholder approval for the exercise of the pre - funded warrants issued in connection with the private placement pursuant to which the Company issued pre - funded warrants in exchange for locked and unlocked ATH, the risks related to the success of our collaboration arrangements, commercialization activities and product sales levels by our collaboration partners, and the other risks, uncertainties, and other factors described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we ﬁle with the U.S. Securities and Exchange Commission. Forward - looking statements contained in this presentation are made as of the date of this presentation, and the Company undertakes no duty to update such information except as required under applicable law. Safe Harbor Statement

2 Third Quarter 2025 Financial Results and Update on Digital Asset Strategy November 17, 2025

3 Via Video Recording Third Quarter 2025 Financial Results and Strategic Update Predictive Oncology Inc. Speakers: Raymond Vennare (Chief Executive Oﬃcer) Josh Blacher (Chief Financial Oﬃcer) Thomas McLaughlin (Chief Investment Oﬃcer) Kyle Okamoto (Crypto Advisory Board Member) Agenda Subject Presenter Introduction and Opening Remarks Company Update Financial Update Investment Overview Market and Utility Overview R. Vennare R. Vennare J. Blacher T. McLaughlin K. Okamoto November 17, 2025

4 Company Update Raymond Vennare (Chief Executive Oﬃcer)

5 Company Update & Strategic Path Forward Rationale, Investment Strategy and Market Execution Rationale • Predictive Oncology partners with DNA Holdings Venture to initiate a digital asset treasury strategy • Focused on the Aethir ecosystem and its native token (ATH) • Aethir operates one of the world’s largest decentralized GPU networks with +200 locations in 93 countries Investment Strategy • Citigroup estimates that AI infrastructure spending will reach $2.8 trillion globally by 2029 • Aethir enables Predictive Oncology to directly beneﬁt from this exponential growth Market Execution • Alignment with Aethir network provides direct access to advanced computing power on a global scale • Blueprint for decentralized digital currencies to converge and mutually beneﬁt November 17, 2025

6 Financial Update Josh Blacher (Chief Financial Oﬃcer)

7 Investment Overview Thomas McLaughlin Chief Investment Oﬃcer

8 Investment Overview Overview of Assets and Plan for Action Objectives • Allocate the assets on the balance sheet to drive the best risk - adjusted returns for Predictive Oncology • Will be achieved through a combination of 4 diﬀerent allocation methods (shown right) Composition of Assets Available • $44.5m Net Cash to Purchase ATH (of $50.8m gross proceeds received in connection with the PIPE) • $145.9m of ATH Tokens* Infrastructure, Custody and Internal Processes • Governance oversight through DNA Holdings Venture, the Company’s asset manager • Multiple Signatories on Movement and Execution * As of November 10, 2025 at 4PM EST, per Coinbase Exchange November 17, 2025 Utilizing ATH on the Balance Sheet 1. Passive ATH staking in AI/gaming pools 2. Active staking for Aethir Cloud Hosts, to share rewards from AI bookings 3. Book GPUs (using ATH) to sell for cash 4. Book GPUs (using ATH) to earn other Decentralized Physical Infrastructure Network (DePIN) tokens and sell for cash

9 Investment Overview ATH Tokens on the Balance Sheet Token Balance Composition • Company currently holds 5.7bn ATH tokens on its balance sheet as of 11/10/2025 • Based on current values this puts the company’s mNAV at ~0.76x 1 • 3.74bn ATH tokens are set to unlock through 12/12/2028 (as shown in chart on right) Accumulation of Tokens Since Transaction • 927.9m additional tokens have been accumulated through 11/10/2025, using $25m cash (of the $44.5m from the PIPE), at an average acquisition price of $0.027 2 November 17, 2025 (1) mNAV based on fully diluted share count of 21,840,605 as of 11/11/2025; Enterprise value calculated as of close on 11/10/2025. (2) In connection with the PIPE, Predictive Oncology entered into an agreement with the Aethir Foundation pursuant to which it agreed that for each ATH token purchased by the Company on the open market, the Aethir Foundation would grant the Company an additional 20% of the tokens purchased.

10 Investment Overview Summary of Objectives Summary of Objectives • FY’26 Goal is to achieve a high single digit % return on digital assets • Leverage multiple strategies to deploy ATH to drive revenue for the company • First objective is to drive a baseline of cash ﬂow to the company • Ultimate objective to create a strong sustained business model that is positively valued by the public market in comparison to competitors based on revenue and proﬁtability metrics November 17, 2025

11 Investment Overview Overview of Aethir Aethir Network Overview • Aethir Network aggregates enterprise - grade GPU chips to increase the supply of GPU compute infrastructure for the AI, gaming and virtualized compute sectors Network Eﬀect • GPU owners unlock greater economic value of their AI infrastructure by providing them to the network in exchange for ATH (or ﬁat) • Enterprises get access to high - performance, aﬀordable compute resources to power their AI training and inferencing workloads (by paying with ATH or ﬁat) Why it Matters - AI infrastructure spending among big tech giants projected to be $2.8T by 2029, while other companies need aﬀordable access to compute November 17, 2025 Source: https://www.reuters.com/world/china/citigroup - forecasts - big - techs - ai - s pending - cross - 28 - trillion - by - 2029 - 2025 - 09 - 30/

12 Leveraging ATH Strategic Compute Reserve - Maximize Utility Kyle Okamoto Predictive Oncology Crypto Advisory Board Member

Global AI Infra Demand is Here...Now

Massive Compute Demand Creating Unprecedented Opportunity

November 17, 2025

Key Statistics:

- **$2.8 Trillion:** Projected AI infrastructure spending by 2029 (*Citigroup*)
- **200 Gigawatts:** Global power capacity needed by 2030 (*Bain & Company*)
- **10x:** Supply/demand gap in AI compute (*Bloomberg Intelligence)*
- **$490 Billion:** AI CapEx of 5 hyperscalers by 2026 (*Reuters*)

Predictive Oncology Strategy:

1. **Establish Strategic Compute Reserve** – *done*
2. **Stimulate supply** – Aim to monetize ATH via staking and providing staking loans to Cloud Hosts - *in-progress*
3. **Satisfy demand** – Seek to convert ATH to GPUs to generate fiat revenue by renting GPUs to enterprise clients on the Aethir network - *in-progress*
4. **Grow Reserve** – Strive to generate additional ATH via rewards & on-market purchases (receiving an additional 20% Aethir Foundation grant) - *in-progress*

*"Based on the trends we are seeing of how people are using AI and how much of it they would like to use, we believe the risk to OpenAI of not having enough computing power is more significant … **Building a strategic national reserve of computing power makes a lot of sense.**" -Sam Altman, OpenAI*

Predictive Oncology

Sources: https://www.reuters.com/world/china/citigroup-forecasts-big-techs-ai-spending-cross-28-trillion-by-2029-2025-09-30/, https://www.bain.com/insights/how-can-we-meet-ais-insatiable-demand-for-compute-power-technology-report-2025/, https://www.bloomberg.com/professional/insights/artificial-intelligence/?type=article

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14 Utilizing ATH to Satisfy Enterprise Demand Transactional Workﬂow Example Strategic Compute Reserve: 1. Lend ATH (for Cloud Host stake) to earn more ATH 2. Rent GPUs w/ ATH 3. Sell GPUs to enterprise clients (generating positive - margin ﬁat revenue) 4. Use portion of ﬁat revenue to purchase more ATH, receive +20% Foundation Grant November 17, 2025

Robust Pipeline Driven by Significant Demand

November 17, 2025

Leveraging Strategic Compute Reserve to power the next wave of GenAI model training and inferencing leaders

Significant Opportunities:

- High-end industry-leading AI Infrastructure is in high-demand
- Opportunities under review north of $140M ARR (100+ prospects, weighted)
- Targeting long-term contracts (6 months+)
- Mix of small and large enterprise client opportunities being developed
- Major potential prospects backed by marquee investors (e.g., Sequoia, a16z, Greylock, Lightspeed, NVIDIA)

Prospect Use Case (Sampling)	Region	Valuation	Estimated Contract Size	Potential Commitment Term
GenAI & Inferencing Platform	USA	~$4B	$9M - **B200s**	*(long-term)*
Serverless inferencing & model serving	USA	~$250M	$6M - **H100s**	*(long-term)*
Real-time generative video	USA	~$600M	$3M - **H200s**	*(short-term)*
Developer platform for ML models	USA	$1B+	$45M - **B200s**	*(long-term)*
Generative video & multimodal AI platform	UK	~$1.5B	$35M - **B200s**	*(long-term)*
GenAI infrastructure platform for LLMs	USA	$4B+	$120M - **B300s**	*(long-term)*

Predictive Oncology

Sources: PitchBook, Crunchbase, PrivCo, and Company About Us and Press Release pages; Note: Predictive Oncology has not secured contracts with any enterprise clients to date and there can be no guarantee that it will; all pipeline figures and contracts size are mere projections and results cannot be guaranteed.

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Market Implications & Neocloud Peer Analysis

November 17, 2025

Rare Opportunity to Differentiate

	CoreWeave	WHITEFIBER	APPLIED DIGITAL	
P/S	19.1x	18.6x to 21.0x	44.96x	67x
P/E	-55.92x	-20,377.78x	-39.2x	-341.03x
Q2 Revenue	$1.2 billion (+207% YoY)	$18.7 million (+48% YoY)	$63.9 million (+51% YoY)	$105.1 million, (+625% YoY)
Q2 Earnings	Net Loss: $291 million	Net Loss: $8.83 million	Net Loss: $139.4 million	Net Loss: $91.5 million
Market Cap	$68.94 billion	$1.39 billion	$10.56 billion	$31.60 billion
Stock Price	+248.10% past year	+126.14% past year	+417.26% past year	+529.15% past year

- We believe AI Infrastructure sector investors strongly favor revenues and growth, largely ignoring large losses
  - Predictive Oncology expects profitability on each AI Infrastructure deal
- Neocloud peers have significant CapEx needs, driving high cost of capital
  - Predictive Oncology can provide GPU clusters with no physical infrastructure investment

Predictive Oncology

Sources: Financial data as of October 15, 2025, per SEC EDGAR Database, quarterly (10-Q) reports, Bloomberg, Yahoo Finance, Reuters

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17 Coming soon Expanding our mission Powering the next era of AI innovation • Strategic Compute Reserve Acceleration: We expect to leverage ATH tokens to activate global AI Infrastructure, turning capital into scalable, revenue - producing compute power • Expanding Inventory: We anticipate delivering NVIDIA B300 clusters to enable major enterprise deals — accelerating our cash ﬂow and growth • New Business Lines: We expect to expand active digital asset management strategies to enhance our new business • Brand & Ticker Update: Update image to reﬂect our expanded focus on AI infrastructure and digital asset utility November 17, 2025

18 Closing Remarks Raymond Vennare (Chief Executive Oﬃcer)